Exhibit 99.1
March 23, 2006
Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549
We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on March 23, 2006, to be filed by our former client, American Spectrum Realty, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.
Very truly yours,
/s/ BDO Seidman, LLP

cc:	William J. Carden, Chief Executive Officer Lawrence E. Fiedler, Audit Committee Chairperson